Exhibit 99.1 Investor Update March 12, 2021Exhibit 99.1 Investor Update March 12, 2021

Disclaimer This presentation may include forward-looking statements, both with respect to Argo Group and its industry, that reflect our current views with respect to future events and financial performance. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as expect, intend, plan, believe, “do not believe,” “aim,” project, anticipate, “seek,” will, “likely,” “assume,” “estimate,” may, “continue,” “guidance,” “objective,” “remain optimistic,” path toward, “outlook,” “trends,” “future,” “could,” “would,” “should,” “target,” “on track” and similar expressions of a future or forward-looking nature. There can be no assurance that actual developments will be those anticipated by Argo Group. Actual results may differ materially as a result of significant risks and uncertainties including but not limited to: the continuing impact of the novel coronavirus (COVID-19) pandemic and related economic matters; changes in the pricing environment including those due to the cyclical nature of the insurance and reinsurance industry; increased competition; the adequacy ofour projected loss reserves including development of claims that varies from that which was expected when loss reserves were established, adverse legal rulings which may impact the liability under insurance and reinsurance contracts beyond that which was anticipated when the reserves were established, development of new theories related to coverage which may increase liabilities under insurance and reinsurance contracts beyond that which were anticipated whenthe loss reserves were established, reinsurance coverage being other than what was anticipated when the loss reserves were established; changes to regulatory and tax conditions and legislation; natural and/or man-made disasters, including terrorist acts and civil unrest; impact of global climate change; the inability to secure reinsurance; the inability to collect reinsurance recoverables; a downgrade in our financial strength ratings; changes in interest rates; changes in the financial markets that impact investment income and the fair market values of our investments; changes in asset valuations; failure to execute information technology strategies; exposure to information security breach; failure of outsourced service providers; failure to execute expense targets; inability to successfully execute mergers or acquisitions; and costs associated with shareholder activism. For a more detailed discussion of such risks and uncertainties, see Item 1A, “Risk Factors” in Argo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as supplemented in Part II, Item 1A, “Risk Factors” of Argo’s subsequent Quarterly Reports on Form 10-Q and in other filings with the Securities and Exchange Commission. The inclusion of a forward-looking statement herein should not be regarded as a representation by Argo that Argo’s objectives will be achieved. Argo undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You should not place undue reliance on any such statements. Please refer to the Company’s Form 8-K filed with the Securities and Exchange Commission on March 12, 2021, disclosing that, in connection with the preparation, review and audit of the Company’s 2020 10-K, management identified and corrected certain immaterial errors in the Company’s historical financial statements. As a result of these adjustments, certain financial results vary from those furnished in our earnings press release filed with the Securities and Exchange Commission as an exhibit to the Company’s Form 8-K on February 17, 2021. This presentation includes certain corrected figures. Each variation is immaterial to the Company’s financial statements. 2Disclaimer This presentation may include forward-looking statements, both with respect to Argo Group and its industry, that reflect our current views with respect to future events and financial performance. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as expect, intend, plan, believe, “do not believe,” “aim,” project, anticipate, “seek,” will, “likely,” “assume,” “estimate,” may, “continue,” “guidance,” “objective,” “remain optimistic,” path toward, “outlook,” “trends,” “future,” “could,” “would,” “should,” “target,” “on track” and similar expressions of a future or forward-looking nature. There can be no assurance that actual developments will be those anticipated by Argo Group. Actual results may differ materially as a result of significant risks and uncertainties including but not limited to: the continuing impact of the novel coronavirus (COVID-19) pandemic and related economic matters; changes in the pricing environment including those due to the cyclical nature of the insurance and reinsurance industry; increased competition; the adequacy ofour projected loss reserves including development of claims that varies from that which was expected when loss reserves were established, adverse legal rulings which may impact the liability under insurance and reinsurance contracts beyond that which was anticipated when the reserves were established, development of new theories related to coverage which may increase liabilities under insurance and reinsurance contracts beyond that which were anticipated whenthe loss reserves were established, reinsurance coverage being other than what was anticipated when the loss reserves were established; changes to regulatory and tax conditions and legislation; natural and/or man-made disasters, including terrorist acts and civil unrest; impact of global climate change; the inability to secure reinsurance; the inability to collect reinsurance recoverables; a downgrade in our financial strength ratings; changes in interest rates; changes in the financial markets that impact investment income and the fair market values of our investments; changes in asset valuations; failure to execute information technology strategies; exposure to information security breach; failure of outsourced service providers; failure to execute expense targets; inability to successfully execute mergers or acquisitions; and costs associated with shareholder activism. For a more detailed discussion of such risks and uncertainties, see Item 1A, “Risk Factors” in Argo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as supplemented in Part II, Item 1A, “Risk Factors” of Argo’s subsequent Quarterly Reports on Form 10-Q and in other filings with the Securities and Exchange Commission. The inclusion of a forward-looking statement herein should not be regarded as a representation by Argo that Argo’s objectives will be achieved. Argo undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You should not place undue reliance on any such statements. Please refer to the Company’s Form 8-K filed with the Securities and Exchange Commission on March 12, 2021, disclosing that, in connection with the preparation, review and audit of the Company’s 2020 10-K, management identified and corrected certain immaterial errors in the Company’s historical financial statements. As a result of these adjustments, certain financial results vary from those furnished in our earnings press release filed with the Securities and Exchange Commission as an exhibit to the Company’s Form 8-K on February 17, 2021. This presentation includes certain corrected figures. Each variation is immaterial to the Company’s financial statements. 2

Agenda • Overview & Vision • U.S. Business Opportunities • International Platform • Digital Tools • Financial Analysis • Execution • Q&A 3Agenda • Overview & Vision • U.S. Business Opportunities • International Platform • Digital Tools • Financial Analysis • Execution • Q&A 3

Introduction: Non-Executive Chairman of the Board • Aligned with shareholders • Engaged and supportive of the management team’s vision for Argo • Oversight and guidance to management in developing strategy • Committed to achieving financial targets and strong stewards of capital • Actively participates in shareholder outreach • Compensation and governance changes to align with shareholder interests 4Introduction: Non-Executive Chairman of the Board • Aligned with shareholders • Engaged and supportive of the management team’s vision for Argo • Oversight and guidance to management in developing strategy • Committed to achieving financial targets and strong stewards of capital • Actively participates in shareholder outreach • Compensation and governance changes to align with shareholder interests 4

Corporate Responsibility Actions

We are stewards of the environment, advancing our societal impact and providing transparent corporate governance

Environmental

- Objectives based on United Nations Sustainable Development Goals
- Climate-related disclosures
- Greenhouse Gas reduction targets
- ClimateWise membership
- Climate risk management framework
- Energy Star-certified office locations
- Clean energy value chain insurer

Social

- Established diversity and inclusion program
- Sponsored the Spencer Foundation's first Diversity Scholarship
- Established paid caregiver leave and enhanced flexible workplace policies
- Signatory of the United Nations Principles for Responsible Investments

Governance

- Completed a Board refreshment process in 2020, adding 9 new directors with diverse backgrounds
- Declassified our Board, with Directors standing for annual elections
- Enhanced long-term incentive program
- Extensive review and enhancement of governance controls
- Engaged with shareholders to improve corporate governance and executive compensation practices

ARGO GROUP
5

Overview & Vision 6Overview & Vision 6

Argo Overview A distinctive U.S.-focused specialty insurer with well established businesses operating in key specialty markets Financial Objectives: Margins Returns Growth Low 90% Double-Digit 10+% Return on Combined Ratio Premium Growth Common Equity Expect to reach target returns by year-end 2022 7Argo Overview A distinctive U.S.-focused specialty insurer with well established businesses operating in key specialty markets Financial Objectives: Margins Returns Growth Low 90% Double-Digit 10+% Return on Combined Ratio Premium Growth Common Equity Expect to reach target returns by year-end 2022 7

Streamlined Management Selected for Refocused Strategy Executive Officers Kevin Rehnberg Scott Kirk Tim Carter President & CEO EVP & CFO EVP & CUO Years in current role: <1 Years in current role: 1 Years in current role: 1 Years at Argo: 8 Years at Argo: <1 Years at Argo: 2 Years in the industry: 32 Years in the industry: 20 Years in the industry: 32 Matt Harris Andy Borst Allison Kiene Chief Admin. Officer SVP, General Counsel Head of International Years in current role: 1 Years in current role: <1 Years in current role: 2 Years at Argo: 4 Years at Argo: 7 Years at Argo: <1 Years in the industry: 25 Years in the industry: 14 Years in the industry: 30 Note: Scott Kirk will become the Chief Financial Officer on the first business day after the Company files the 2020 10-K with the Securities and Exchange Commission. 8Streamlined Management Selected for Refocused Strategy Executive Officers Kevin Rehnberg Scott Kirk Tim Carter President & CEO EVP & CFO EVP & CUO Years in current role: <1 Years in current role: 1 Years in current role: 1 Years at Argo: 8 Years at Argo: <1 Years at Argo: 2 Years in the industry: 32 Years in the industry: 20 Years in the industry: 32 Matt Harris Andy Borst Allison Kiene Chief Admin. Officer SVP, General Counsel Head of International Years in current role: 1 Years in current role: <1 Years in current role: 2 Years at Argo: 4 Years at Argo: 7 Years at Argo: <1 Years in the industry: 25 Years in the industry: 14 Years in the industry: 30 Note: Scott Kirk will become the Chief Financial Officer on the first business day after the Company files the 2020 10-K with the Securities and Exchange Commission. 8

Streamlined Management Selected for Refocused Strategy

Executive Leadership

Tony Cicio
Chief Human Resources Officer
Years in current role: 2
Years at Argo: 2
Years in the industry: 2

Susan Comparato
SVP, U.S.
Years in current role: 1
Years at Argo: 3
Years in the industry: 20

Gary Grose
EVP, U.S.
Years in current role: 1 / 7
Years at Argo: 7
Years in the industry: 33

Alex Hindson
Chief Risk & Sustainability Officer
Years in current role: 5
Years at Argo: 5
Years in the industry: 23

Michael Murphy
SVP, Head of Internal Audit
Years in current role: <1
Years at Argo: <1
Years in the industry: 25

Mark Rose
Chief Investment Officer
Years in current role: 8
Years at Argo: 8
Years in the industry: 26

Mark Wade
Chief Claims Officer
Years in current role: 5
Years at Argo: 5
Years in the industry: 30

ARGO GROUP
9

Argo Group: A U.S.-Focused Specialty Insurer

ARGO GROUP

~90% of Companywide Premium from U.S. Domiciled Risks

U.S. Operations

- Differentiated E&S and specialty admitted platform
- Strong history of profitability and growth
- Organized into 12 business units segmented by niche specialty

Bermuda Insurance

- Underwriting risks that are not placed in U.S. markets in casualty, professional and property lines
- Robust historical underwriting results over 10+ year period

Syndicate 1200

- Focused on U.S. non-admitted and global specialty risks
- Class profile narrowed following re-underwriting actions
- Reinsurance to close (RITC) transaction creates focused risk profile

ARGO GROUP 10

What is Specialty Insurance? Specific coverage or coverage for an industry group in which underwriting, claims or risk management expertise is valued by the customer 11 11What is Specialty Insurance? Specific coverage or coverage for an industry group in which underwriting, claims or risk management expertise is valued by the customer 11 11

Specialty Insurance Argo’s Competitive Advantage • Deep, longstanding, multi-channel distribution relationships – retail, wholesale and managing general agents (MGA) • Responsiveness and service • Talented underwriting and claims personnel • Partner with producers by providing highly specialized counsel and industry knowledge • Innovative and customized solutions • Digital capabilities 12Specialty Insurance Argo’s Competitive Advantage • Deep, longstanding, multi-channel distribution relationships – retail, wholesale and managing general agents (MGA) • Responsiveness and service • Talented underwriting and claims personnel • Partner with producers by providing highly specialized counsel and industry knowledge • Innovative and customized solutions • Digital capabilities 12

Vision of Transformation • Business Optimization • Underwriting Focus EFFICIENCY EFFICIENCY • Reduce Volatility • Efficiency Gains UNDERWRITING UNDERWRITING • Financial Targets OPTIMIZATION OPTIMIZATION 13Vision of Transformation • Business Optimization • Underwriting Focus EFFICIENCY EFFICIENCY • Reduce Volatility • Efficiency Gains UNDERWRITING UNDERWRITING • Financial Targets OPTIMIZATION OPTIMIZATION 13

Our Business Line Optimization Process Characteristics Grow & Invest Remediate Reduce or Exit • Industry leader • Enhance talent • No product differentiation • Specialized expertise • Pricing discipline Competitive required • No discernable edge • Deep relationships Standing • Superior analytics • Large total addressable • Potential to scale with • Subscale market (TAM) the proper operational • Capital intensive improvement actions • Ability to gain high quality • Unlikely to be able to Scalable market share without grow profitably sacrificing rate or terms • Capital efficient • Rational competition • Portions of book not • Irrational pricing priced to compensate for Rate and • Responds to changes in • Poor macro environment the risk claims levels or patterns for the foreseeable future Terms • Terms and pricing need • Profitable even in soft to be realigned macro environment 14Our Business Line Optimization Process Characteristics Grow & Invest Remediate Reduce or Exit • Industry leader • Enhance talent • No product differentiation • Specialized expertise • Pricing discipline Competitive required • No discernable edge • Deep relationships Standing • Superior analytics • Large total addressable • Potential to scale with • Subscale market (TAM) the proper operational • Capital intensive improvement actions • Ability to gain high quality • Unlikely to be able to Scalable market share without grow profitably sacrificing rate or terms • Capital efficient • Rational competition • Portions of book not • Irrational pricing priced to compensate for Rate and • Responds to changes in • Poor macro environment the risk claims levels or patterns for the foreseeable future Terms • Terms and pricing need • Profitable even in soft to be realigned macro environment 14

Business Optimization • Increase capital and resource allocation to strong, defensible, scalable businesses • Return on allocated capital target of 10%+ on a sustainable basis • Remediation of underperforming businesses that show improvement potential • Exit businesses lacking scale or with an unfavorable macroeconomic environment • Operational flexibility to dial-up or dial-back to a particular business line based on rate and terms 15Business Optimization • Increase capital and resource allocation to strong, defensible, scalable businesses • Return on allocated capital target of 10%+ on a sustainable basis • Remediation of underperforming businesses that show improvement potential • Exit businesses lacking scale or with an unfavorable macroeconomic environment • Operational flexibility to dial-up or dial-back to a particular business line based on rate and terms 15

Examples: Volatility Reduction Actions

- Strategic focus on reducing the volatility of property underwriting results
- Reducing exposure by deploying limited capacity for maximum return
- Exiting or divesting businesses and executing focused underwriting measures
- Argo will further reduce 1-in-250 year probable maximum loss (PML) by 40% in 2021 to reflect our reduced risk appetite
- Property strategy supports Argo's specialty Insurance vision

1-in-250 Year Florida and Caribbean PML


10%
9%
7%
4%
% of common equity
2018
2019
2020
2021E
Gross PML
Net PML

Note: Gross and Net PMLs represent expected modeled losses.

ARGO GROUP
16

Examples: Volatility Reduction Actions in Key Business Units

- Sale of Ariel Re reduces net average annual loss (AAL) by 25% with up to 40% reduction in the tail
- Decreasing average limits deployed and focusing risk appetite in U.S. property
- Reduced appetite for binding authority business in both the U.S. and London, including geographic limits
- Modest growth expected in the attractive Bermuda Property portfolio
- Robustly addressing wildfire exposure and California earthquake exposure

Net Average Annual Loss Progression



Targeting ~40% Reduction
$75
$43
Q4 2020
Business Exits
U.S. Property & Contract Binding
London & Bermuda
Retention Changes
2022

$ in millions
Note: AALs represent expected modeled losses.

ARGO GROUP
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Examples: Underwriting Actions – Liability Limit Reduction

Focusing on limits, terms and conditions while getting strong rate increases

- Focus on gross vs. net
- Carefully managing limits and attachment points
- Significant limit reduction achieved in certain key products
- Average commercial D&O limits have declined ~13% from 2018 to 2020
- Average U.S. excess casualty limits have declined ~23% from 2018 to 2020
- Average Bermuda excess casualty limits have declined ~36% from 2018 to 2020

Historical Limit Reduction



100%
94%
87%
100%
95%
77%
100%
91%
64%
2018
2019
2020
Commercial D&O
U.S. Excess Casualty
Bermuda Excess Casualty

ARGO GROUP

18

What is Remediation? Actions taken to improve underwriting profitability in certain lines or business units not meeting our margin expectations Key Actions • Terminate portions of an existing book of business or segments of a market • Re-price portions of an existing book of business, including specific lines of coverage or geographies • Change terms or conditions on products to control claims experience • Eliminate certain distribution partners not meeting profitability or volume requirements • Bring in experienced underwriting talent to stabilize results then focus on growth potential 19What is Remediation? Actions taken to improve underwriting profitability in certain lines or business units not meeting our margin expectations Key Actions • Terminate portions of an existing book of business or segments of a market • Re-price portions of an existing book of business, including specific lines of coverage or geographies • Change terms or conditions on products to control claims experience • Eliminate certain distribution partners not meeting profitability or volume requirements • Bring in experienced underwriting talent to stabilize results then focus on growth potential 19

Remediation In Process Business units that are scalable where Argo has good competitive positioning but require proactive steps to improve profitability, including changes to pricing and terms Business Unit Action CONTRACT BINDING Terminating relationships with unprofitable distribution partners (Delegated Authority) Reducing exposure to catastrophe-prone PROPERTY geographies, offset by rate increases 20Remediation In Process Business units that are scalable where Argo has good competitive positioning but require proactive steps to improve profitability, including changes to pricing and terms Business Unit Action CONTRACT BINDING Terminating relationships with unprofitable distribution partners (Delegated Authority) Reducing exposure to catastrophe-prone PROPERTY geographies, offset by rate increases 20

Remediation Case Studies

Actions are expected to result in improved business prospects over a reasonable period of time or business will be exited

U.S. Specialty Programs

- Business had been sub-scale and producing an unacceptable combined ratio of ~105%
- Implemented leadership change
- Upgraded staff
- Changed underwriting guidelines
- Changed risk appetite
- Clear strategy to execute
- Rehabilitated to produce sub 90% combined ratio business

Grocery & Restaurants

- Business had been producing an unacceptable combined ratio of +110%
- Implemented leadership change
- Upgraded staff
- Changed underwriting guidelines
- Changed risk appetite
- Digital risk management tools
- Business placed into run-off

ARGO GROUP

21

Business Exits – Last 18 Months

International

- Ariel Re
- ArgoGlobal Assicurazioni S.p.A (Italy)
- ArgoGlobal SE (Malta)
- Syndicate 1200, London D&O
- Syndicate 1200, Asia
- Syndicate 1200, Hull class
- Regional underwriting office for Latin America

U.S.

- Grocery & Restaurants
- Trident (MGA Transaction)

Note: Includes announced exits that are expected to close prior to year end.

ARGO GROUP

22

Selected Business Lines

Growth and investment focused on areas with best potential

- Favorable rates and terms
- Disciplined growth opportunities
- Competitive advantages
  - Expertise
  - Relationships
  - Analytics
  - Digital capabilities
- Liability-focused risks
- Businesses represent ~55% of U.S. gross written premiums (GWP)

ARGO PRO	CASUALTY
CONSTRUCTION	ENVIRONMENTAL
INLAND MARINE	SURETY

ARGO GROUP

23

U.S. Business Opportunities 24U.S. Business Opportunities 24

Argo Pro

Business Overview

- Management liability and professional liability lines including lawyers, architects and engineers and miscellaneous
- Directors & Officers (D&O): ~60% of GWP
  - Primary 33% / Excess 67%
- Errors & Omissions (E&O): ~30% of GWP
  - Primary 90% / Excess 10%
- Programs: ~10% of GWP
- 100% claims made business

Favorable Rates and Terms

- More than $400M of GWP
- 3 year GWP CAGR of ~40%
- Expected to growth at strong double digits
- 2 year cumulative rate change of +80% in commercial and +30% in financial institutions

Disciplined Growth Opportunities

- Broad based distribution, both retail and wholesale
- Focused on small to medium sized accounts
- Underwriting team organized to focus on specific classes of business

Competitive Advantages

- Excellent underwriting and claims staff
- Digital solutions that help underwriters and producers
- Predictive analytics tools for public company D&O, and being rolled out for private company D&O

Note: CAGR defined as compound annual growth rate.

ARGO GROUP 25

Casualty

Business Overview

- Primary and excess casualty coverage for technology, industrial, machinery products, commercial real estate, hospitality and warehousing end markets
- Primary Casualty: ~50% of GWP
- Excess Casualty: ~50% of GWP
- 100% occurrence business

Favorable Rates and Terms

- Approaching $100M of GWP
- 3 year GWP CAGR of ~10%
- Rates up +20% in 2020

Disciplined Growth Opportunities

- Primarily wholesale distribution
- Focused on small to medium sized accounts
- Growing book judiciously and managing limits
- Addressing issues of social inflation through limits, attachment points and account selection
- Has been an incubator for some businesses

Competitive Advantages

- Speed of execution within core casualty (small account primary and excess): quote issuance <1 hour versus expectation of 1 day
- Diverse team with broad and deep experience in the marketplace

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26

Construction

Business Overview

- Primary and excess coverage for areas of the construction market with a focus on interior renovation and service repair contractors
- Primary: ~80% of GWP
- Excess: ~20% of GWP (no unsupported excess)
- 100% occurrence business

Favorable Rates and Terms

- More than $300M of GWP
- 3 year GWP CAGR of ~7%, with recent growth impacted by COVID-19
- Rates up +5% in 2020
- Growing book judiciously and managing limits

Disciplined Growth Opportunities

- 100% wholesale distribution
- Focused on small to medium sized accounts
- Average limits of approximately $1.5M
- Addressing issues of social inflation through consistent monitoring of bodily injury claims especially within NY construction

Competitive Advantages

- Highly efficient operation
- Early adopter of digital technologies
- Owners Edge platform issues quotes based on built-in logic and pricing for quick response to the market
- Strong expertise in certain markets such as New York City

ARGO GROUP

27

Environmental

Business Overview

- Environmental liability coverage focused on construction, service contractors, manufacturing, real estate and energy (clean tech & renewable) end markets
- Primary: ~60% of GWP
- Excess: ~40% of GWP
- ~80% claims made / 20% occurrence business

Favorable Rates and Terms

- Approaching $100M of GWP
- 3 year GWP CAGR of ~10%
- 3 year average combined ratio sub 90%
- Stable rates in 2020

Disciplined Growth Opportunities

- Primarily wholesale distribution, with a growing retail channel
- Focused on small to medium sized accounts
- Average limits of approximately $2.3M
- Mandating rate increases of at least 3-5%

Competitive Advantages

- New leadership team with deep experience in environmental casualty and site pollution
- Efficient operation that leverages third party resources and bots

ARGO GROUP

28

Inland Marine

Business Overview

- Broad array of products and services with admitted and non-admitted capabilities focusing on customers in construction, transportation and ocean cargo end markets
- Primary: ~90% of GWP
- Excess: ~10% of GWP
- 100% occurrence business

Favorable Rates and Terms

- More than $25M of GWP
- 2 year GWP CAGR of ~100%
- Expect continued strong growth given size and market potential
- Rates increases in the mid single digit range during 2020

Disciplined Growth Opportunities

- Leverages wholesale, retail and MGA distribution channels
- Focused on small to medium sized accounts
- Short tail business line, with average duration <1 year
- Closely monitoring industries where fraud is more prevalent

Competitive Advantages

- Business leader with extensive history of running a larger operation at strong profitability levels
- Assembled a team of strong underwriters across the U.S.
- Digital solutions allowing for a broader market penetration, which creates a long-term expense advantage

ARGO GROUP
29

Surety

Business Overview

- Commercial and contract surety bonds in the U.S. and select international markets
- Targeting Fortune 2000 public and private companies

Favorable Rates and Terms

- More than $150M of GWP
- 3 year GWP CAGR of ~15%
- Rates down slightly in 2020 in response to strong profitability levels

Disciplined Growth Opportunities

- 100% retail distribution
- Focused on medium to large sized accounts
- Average bond size of $1.2M
- Organically grown business with a strong focus on risk management
- Expense ratio runs in the low 50% range
- Loss ratio run significantly lower than other business lines

Competitive Advantages

- Highly skilled underwriting and claims team, committed to disciplined underwriting
- Expert in-house engineers provide critical evaluation on a significant portion of risks submitted
- Favorable reinsurance support based on historical results

ARGO GROUP

30

U.S. Businesses Exited

Dynamic and disciplined approach to exiting businesses with a clear focus on profitable growth

Business Characteristics

- Macro issues
- Irrational pricing
- No product differentiation
- No discernable edge
- Subscale
- Capital Intensive
- Unlikely to grow profitably
- Non-strategic

Growth of U.S. Operations & Cumulative Volume of Business Exited



$1,013
$1,047
$1,145
$1,278
$1,510
$1,692
$1,859
$1,995
2013
2014
2015
2016
2017
2018
2019
2020
Kevin Rehnberg joins Argo as President, U.S. Operations
Cumulative GWP Exited
U.S. Operations GWP

$ in millions

Note: Chart reflects cumulative gross written premium volume of businesses exited over time period.

ARGO GROUP

31

International Platform 32International Platform 32

Market Potential

Business Focus

- Focused on U.S. and global specialty and non-admitted risks written through Lloyd's and Bermuda markets
- Bermuda insurance market is ~90% U.S. domiciled risk
- More than half of all risks written through Lloyd's are from the U.S. and Canada
- Hardening market with respect to rates and terms over last 12-24 months and expected to continue
- Argo is focused on these risks through its Syndicate 1200 and Bermuda Insurance businesses

Group	2019 Direct Premiums Written	U.S. Surplus Lines Market Share
Lloyd's Market	$12,477	22.5%
Argo U.S. (#12 market share)	$949	1.7%
Top 15, ex Lloyd's	$24,207	43.6%
Total U.S. Surplus Lines Market	$55,486	100%

$ in millions
Source: A.M. Best

ARGO GROUP
33

Bermuda Insurance & Syndicate 1200 Focus Areas Transitioning to portfolio optimization in certain lines, while re-underwriting actions continue where needed Bermuda Insurance: Long-standing presence and track record in the Bermuda market, 2021 focus on continuation of re-underwriting strategy across the three classes of business written • Casualty • Professional Liability • Property Syndicate 1200: Argo’s Lloyd’s platform, focusing on Property, Casualty, Marine & Energy and Specialty lines of business – extensive remediation over recent years, transitioning to portfolio optimization • Marine & Energy • Professional & Casualty • Property • Specialty Note: Bermuda Property line is reported within Syndicate 1200 results beginning in 2021. 34Bermuda Insurance & Syndicate 1200 Focus Areas Transitioning to portfolio optimization in certain lines, while re-underwriting actions continue where needed Bermuda Insurance: Long-standing presence and track record in the Bermuda market, 2021 focus on continuation of re-underwriting strategy across the three classes of business written • Casualty • Professional Liability • Property Syndicate 1200: Argo’s Lloyd’s platform, focusing on Property, Casualty, Marine & Energy and Specialty lines of business – extensive remediation over recent years, transitioning to portfolio optimization • Marine & Energy • Professional & Casualty • Property • Specialty Note: Bermuda Property line is reported within Syndicate 1200 results beginning in 2021. 34

Management Actions and Environment Taking Hold

- Access to U.S. non-admitted and global specialty risks
- Favorable rates and terms expected to continue in 2021
- More focused underwriting portfolio following recent management actions



International Rate & Margin Improvement
58%
57%
64%
60%
54%
52%
3.2%
8.6%
14.2%
2018
2019
2020
Rate Change
Reported AY ex-CAT Loss Ratio
Pro Forma AY ex-CAT Loss Ratio

Note: AY defined as accident year; CAT defined as net catastrophe losses.
Note: Pro Forma reflects historical results of Bermuda Insurance, LatAm and Syndicate 1200; excludes Ariel Re (Reinsurance), Italy and Malta Operations.

ARGO GROUP
35

Digital Tools 36Digital Tools 36

Our Digital Journey Targeted investments to enhance underwriting quality and efficiency Digital Enhancements • Digital distribution – automate business that doesn’t require an underwriter to touch it • Rolling out one common rate, quote, bind (RQB) platform across all lines and integrating existing platforms • Targeting rollout across U.S. businesses Workflow Updates • Workflow process to be rolled out across the U.S. by end of 2021 Other Product Enhancements • Rolling out submission automation to streamline processes, reducing offshore costs around data input, as well as administrative work for underwriters • Underwriting analytics tools to efficiently gather data and substantially reduce the time for underwriters to review and quote 37Our Digital Journey Targeted investments to enhance underwriting quality and efficiency Digital Enhancements • Digital distribution – automate business that doesn’t require an underwriter to touch it • Rolling out one common rate, quote, bind (RQB) platform across all lines and integrating existing platforms • Targeting rollout across U.S. businesses Workflow Updates • Workflow process to be rolled out across the U.S. by end of 2021 Other Product Enhancements • Rolling out submission automation to streamline processes, reducing offshore costs around data input, as well as administrative work for underwriters • Underwriting analytics tools to efficiently gather data and substantially reduce the time for underwriters to review and quote 37

Efficiency Measures in U.S. Operations

Investments in technology and operations have enabled Argo's U.S. Operations to handle significantly more premium with only a modest increase in headcount

Key Changes

- Increased automation
- Better workflow systems
- Data analytics tools driving more efficient underwriting
- Enterprise solutions
- GWP CAGR of 10% from 2013 to 2020
- Average combined ratio over period of 91.4%



GWP per Employee ($m)
$1.59
$1.63
$1.79
$2.13
$2.27
$2.49
$2.62
$2.81
$1,013
$1,047
$1,145
$1,278
$1,510
$1,692
$1,859
$1,995
638
644
640
601
664
680
710
711
2013
2014
2015
2016
2017
2018
2019
2020
Kevin Rehnberg joins Argo as President, U.S. Operations
U.S. GWP
U.S. Headcount

$ in millions

ARGO GROUP

38

Construction / Casualty Wrapper Investments designed to enhance underwriting outcomes and efficiency • Pulls data and consolidates underwriting information • Allows faster quoting • Eliminates unwanted business and tasks • Combines with workflow enhancements to produce attractive margins • Supports a $100M book of business producing 20%+ margins 39Construction / Casualty Wrapper Investments designed to enhance underwriting outcomes and efficiency • Pulls data and consolidates underwriting information • Allows faster quoting • Eliminates unwanted business and tasks • Combines with workflow enhancements to produce attractive margins • Supports a $100M book of business producing 20%+ margins 39

AI Streamlines Processes Screening tools allow underwriters to focus on high quality opportunities Submission Prioritization • Based on historical results • Auto-decline business outside of risk appetite Workflow Monitoring • Improves underwriter productivity • Improves resource allocation Efficiency Benefits • Artificial Intelligence (AI) automation reads submissions from producers and automatically populates our systems • Speed to market • Appropriate staffing 40AI Streamlines Processes Screening tools allow underwriters to focus on high quality opportunities Submission Prioritization • Based on historical results • Auto-decline business outside of risk appetite Workflow Monitoring • Improves underwriter productivity • Improves resource allocation Efficiency Benefits • Artificial Intelligence (AI) automation reads submissions from producers and automatically populates our systems • Speed to market • Appropriate staffing 40

Financial Analysis 41Financial Analysis 41

Financial Analysis Outline • Growth Outlook • Ceded Reinsurance Changes • Expense Initiative • Investment Income • Capital Management • Operating Targets 42 42Financial Analysis Outline • Growth Outlook • Ceded Reinsurance Changes • Expense Initiative • Investment Income • Capital Management • Operating Targets 42 42

Growth Outlook

Impact of exited business units will mute underlying growth picture

- ~90% of our gross premiums come from U.S. domiciled risks
- U.S. Operations
  - Growth focus areas include Argo Pro, Casualty, Construction, Environmental, Inland Marine and Surety
  - Remediation is concentrated in Contract Binding and Property
- International Operations
  - Growth is largely driven by rate increases, as well as select focus areas with a track record of profitability

Argo Group GWP Growth



High Single Digit CAGR*
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
15%
$473
27%
$834
58%
$1,822
13%
$443
25%
$826
62%
$1,964
4%
30%
66%
2019
2020
2021
U.S.
International
Exited Businesses

$ in millions.
* Growth rate excludes exited businesses including Ariel Re, Italy, Malta and U.S. grocery & restaurants.

ARGO GROUP
43

Ceded Reinsurance Changes Exited business impacting overall ceded reinsurance ratios • U.S. Operations U.S. NWP / GWP 70% • Ceded reinsurance levels are relatively 63% 63% stable 61% 60% • Reduced gross limits in excess casualty and D&O 50% • Reducing PMLs and exposures in 40% property lines 2019 2020 2021 • International Operations International NWP / GWP 70% • Decreasing property exposures • Exiting businesses and reducing third 57% 60% party capital 47% 50% 46% • Managing gross exposures down in casualty and property lines 40% 2019 2020 2021 Note: NWP defined as net written premiums. 44Ceded Reinsurance Changes Exited business impacting overall ceded reinsurance ratios • U.S. Operations U.S. NWP / GWP 70% • Ceded reinsurance levels are relatively 63% 63% stable 61% 60% • Reduced gross limits in excess casualty and D&O 50% • Reducing PMLs and exposures in 40% property lines 2019 2020 2021 • International Operations International NWP / GWP 70% • Decreasing property exposures • Exiting businesses and reducing third 57% 60% party capital 47% 50% 46% • Managing gross exposures down in casualty and property lines 40% 2019 2020 2021 Note: NWP defined as net written premiums. 44

U.S. Operations Net Earned Premium Financial Impact of Exits $11 $1,300 $28 $31 $1,100 U.S. 2020 Operations Financial Impact $900 $31M of GWP • Exit of the U.S. $700 Grocery & Restaurant ~80% NWP / GWP $500 business 120%+ Combined Ratio 2019 2020 2021 U.S. Operations Pro Forma Exited Business Units International Operations Net Earned Premium International 2020 $600 Operations Financial Impact $50 $162 $130 Exit of: $400 $412M of GWP • Ariel Re ~33% NWP / GWP $200 • Italian Operations 130%+ Combined Ratio • Malta $0 2019 2020 2021 Int’l. Operations Pro Forma Exited Business Units $ in millions 45U.S. Operations Net Earned Premium Financial Impact of Exits $11 $1,300 $28 $31 $1,100 U.S. 2020 Operations Financial Impact $900 $31M of GWP • Exit of the U.S. $700 Grocery & Restaurant ~80% NWP / GWP $500 business 120%+ Combined Ratio 2019 2020 2021 U.S. Operations Pro Forma Exited Business Units International Operations Net Earned Premium International 2020 $600 Operations Financial Impact $50 $162 $130 Exit of: $400 $412M of GWP • Ariel Re ~33% NWP / GWP $200 • Italian Operations 130%+ Combined Ratio • Malta $0 2019 2020 2021 Int’l. Operations Pro Forma Exited Business Units $ in millions 45

Expense Initiatives Phase 1 – 2020 to 2022 Remaining Targeted Savings • Initial phase of the expense program targeting other corporate and general expenses, in addition to benefiting Restructuring $10 from expense reductions as part of the announced business rationalizations General Expense $10 • There will also be a small component of restructuring during Business Rationalization $20 this phase • In 2020, we established an expense initiative to remove $100M of 2019 total expenses incurred – of this, circa $40M Timing of Savings were non-recurring expenses $25 • The focus is to provide detail on the targeted $60M of savings across the remaining operating expenses that $20 impact the combined ratio $15 • We made progress in 2020 and our focus in 2021 is to realize the benefits of the business rationalization that we have undertaken in 2020 in addition to reducing general expenses and benefiting from some additional restructuring 2020 2021 2022 $ in millions 46Expense Initiatives Phase 1 – 2020 to 2022 Remaining Targeted Savings • Initial phase of the expense program targeting other corporate and general expenses, in addition to benefiting Restructuring $10 from expense reductions as part of the announced business rationalizations General Expense $10 • There will also be a small component of restructuring during Business Rationalization $20 this phase • In 2020, we established an expense initiative to remove $100M of 2019 total expenses incurred – of this, circa $40M Timing of Savings were non-recurring expenses $25 • The focus is to provide detail on the targeted $60M of savings across the remaining operating expenses that $20 impact the combined ratio $15 • We made progress in 2020 and our focus in 2021 is to realize the benefits of the business rationalization that we have undertaken in 2020 in addition to reducing general expenses and benefiting from some additional restructuring 2020 2021 2022 $ in millions 46

Expense Ratio Improvement • Impact of growth initiatives, operating Expense Ratio expense reductions and reinvestment costs driving overall expense ratio reductions • Expense ratio improvement weighted toward 2022 as savings are realized and earned premium growth accelerates • 36% expense ratio expected to be achieved for full year 2022 vs. Q4 2022 target realization previously • Disciplined approach to expense management 2020 Impact of 2021 Impact of 2022 Expense Change Expense Change Expense Ratio Ratio Ratio • Improved transparency over expense reporting 47Expense Ratio Improvement • Impact of growth initiatives, operating Expense Ratio expense reductions and reinvestment costs driving overall expense ratio reductions • Expense ratio improvement weighted toward 2022 as savings are realized and earned premium growth accelerates • 36% expense ratio expected to be achieved for full year 2022 vs. Q4 2022 target realization previously • Disciplined approach to expense management 2020 Impact of 2021 Impact of 2022 Expense Change Expense Change Expense Ratio Ratio Ratio • Improved transparency over expense reporting 47

Expense Initiatives Phase 2 – Beyond 2022 • The second phase requires a deeper dive into the operating model, focusing primarily on infrastructure and systems, to identify opportunities to develop a scalable expense model for Argo to deliver run-rate savings beyond 2022 • Minimize stranded overhead during run-off period • Focus on net savings • Determine run-rate potential beyond 2022 48Expense Initiatives Phase 2 – Beyond 2022 • The second phase requires a deeper dive into the operating model, focusing primarily on infrastructure and systems, to identify opportunities to develop a scalable expense model for Argo to deliver run-rate savings beyond 2022 • Minimize stranded overhead during run-off period • Focus on net savings • Determine run-rate potential beyond 2022 48

Investment Portfolio December 31, 2020 Portfolio Mix Realignment 13% Investment Grade Debt • Reduction in capital weighting of assets to Non-Investment Grade Debt deploy into underwriting opportunities 8% Equities • Reduced risk assets – equities, non 3% investment grade debt and alternatives 7% Alternatives Short Term & Cash 69% Optimization • Investment Committee recently revised strategic asset allocation (SAA) by third party • Focus on optimizing returns and income December 31, 2018 Portfolio Mix with diverse set of asset classes while maintaining diversification and capital 13% Investment Grade Debt discipline Non-Investment Grade Debt 10% Moving Forward Equities 7% • Working on refined investment policy 60% Alternatives • Will adjust asset class weightings over 10% Short Term & Cash time based on SAA targets 49Investment Portfolio December 31, 2020 Portfolio Mix Realignment 13% Investment Grade Debt • Reduction in capital weighting of assets to Non-Investment Grade Debt deploy into underwriting opportunities 8% Equities • Reduced risk assets – equities, non 3% investment grade debt and alternatives 7% Alternatives Short Term & Cash 69% Optimization • Investment Committee recently revised strategic asset allocation (SAA) by third party • Focus on optimizing returns and income December 31, 2018 Portfolio Mix with diverse set of asset classes while maintaining diversification and capital 13% Investment Grade Debt discipline Non-Investment Grade Debt 10% Moving Forward Equities 7% • Working on refined investment policy 60% Alternatives • Will adjust asset class weightings over 10% Short Term & Cash time based on SAA targets 49

Net Investment Income • Portfolio duration 2.5 years $20 $20 • Fixed income book yield 2.2% $9 • Average credit rating of A1 / A+ $131 $112 • New money rates 1% to 1.5% $104 • Slightly higher contribution expected from alternative investments in 2021 based on 2018 2019 2020 current market trends Investment Income, ex. Alts. Alternative Investments $ in millions 50Net Investment Income • Portfolio duration 2.5 years $20 $20 • Fixed income book yield 2.2% $9 • Average credit rating of A1 / A+ $131 $112 • New money rates 1% to 1.5% $104 • Slightly higher contribution expected from alternative investments in 2021 based on 2018 2019 2020 current market trends Investment Income, ex. Alts. Alternative Investments $ in millions 50

Proactive Approach to Capital Management • Continual focus on capital stewardship: return capital to shareholders when it is financially more attractive to do so than deploying elsewhere in the business • Commitment to ensure strong levels of capital are maintained to support our regulatory and rating agency obligations • In July 2020, Argo completed a $150M preference share offering to refinance an existing term loan 51Proactive Approach to Capital Management • Continual focus on capital stewardship: return capital to shareholders when it is financially more attractive to do so than deploying elsewhere in the business • Commitment to ensure strong levels of capital are maintained to support our regulatory and rating agency obligations • In July 2020, Argo completed a $150M preference share offering to refinance an existing term loan 51

2021 Target Operating Metrics Metric 2021 6% to 9% GWP Growth (ex divestitures) 59% to 62% NWP : GWP Combined Ratio 95% to 97% Operating Return 6.5% to 8.5% on Common Equity Note: Guidance does not contemplate any material capital actions, nor does it allow for any impact on results through March 11, 2021 522021 Target Operating Metrics Metric 2021 6% to 9% GWP Growth (ex divestitures) 59% to 62% NWP : GWP Combined Ratio 95% to 97% Operating Return 6.5% to 8.5% on Common Equity Note: Guidance does not contemplate any material capital actions, nor does it allow for any impact on results through March 11, 2021 52

Operating Return on Common Equity Glidepath Key actions to deliver an 8-10% ROCE in 2022 10.0% 10% 8.5% 8% 8.0% 6% 6.5% 4% 2% 0% (1.3)% -2% 2020 COVID-19 Normalized Non-Recurring Underwriting Investment 2021 Premium Expense Underwriting Investment 2022 Operating CAT Losses CAT Losses Expenses Actions Income & Operating Growth Reductions Actions Income & Operating ROCE Other ROCE Other ROCE 53Operating Return on Common Equity Glidepath Key actions to deliver an 8-10% ROCE in 2022 10.0% 10% 8.5% 8% 8.0% 6% 6.5% 4% 2% 0% (1.3)% -2% 2020 COVID-19 Normalized Non-Recurring Underwriting Investment 2021 Premium Expense Underwriting Investment 2022 Operating CAT Losses CAT Losses Expenses Actions Income & Operating Growth Reductions Actions Income & Operating ROCE Other ROCE Other ROCE 53

Execution 54Execution 54

Execution of Strategy • Positioned for growth in attractive markets • 90%+ U.S. domiciled risks • Benefitting from improving market conditions • Dynamic and disciplined approach to business • Expense initiatives in place anticipated to remove costs and achieve a 36% expense ratio target for the full year 2022 • Investing in technology to improve operating efficiency and risk selection, while reducing overall expenses • Balanced investment portfolio to support underwriting operations • Strong balance sheet with modest financial leverage 55Execution of Strategy • Positioned for growth in attractive markets • 90%+ U.S. domiciled risks • Benefitting from improving market conditions • Dynamic and disciplined approach to business • Expense initiatives in place anticipated to remove costs and achieve a 36% expense ratio target for the full year 2022 • Investing in technology to improve operating efficiency and risk selection, while reducing overall expenses • Balanced investment portfolio to support underwriting operations • Strong balance sheet with modest financial leverage 55

Q&A Thank YouQ&A Thank You

Appendix 57Appendix 57

U.S. Segment Overview

1 **Argo Construction** – Offers a range of primary & excess coverage to the contractor segment

2 **Argo Pro:**
- Management Liability – Provides products for commercial and financial institution risks on both a primary and excess basis
- E&O – Provides Errors & Omissions coverage on a primary and excess basis for risks on both an admitted and non-admitted basis

3 **Argo Surety** – Provides commercial and contract bonds to businesses that must satisfy various eligibility conditions in order to conduct commerce

4 **ARS** – Provides non-risk bearing fronting services

5 **Casualty** – Casualty insurance for hospitality, manufacturers, and premises risks and specializes in writing general liability and excess

6 **Commercial Programs** – Provides administration of risk-bearing programs on Argo paper

7 **Contract Binding** – Targets general liability and property accounts with premises driven risks

8 **Environmental** – Provides environmental liability insurance with coverage of businesses with pollution exposures, chemicals distributors / manufacturers, industrial cleaners, storage tank manufacturing / install, contractors and other various site pollution risks

9 **Inland Marine** – Provides coverage of products, materials and equipment when they are transported over land, such as via truck or train, or while they are temporarily warehoused by a third party

10 **Specialty Property** – E&S Property business unit predominantly writes middle market shared and layered accounts with a small number of full value accounts

11 **Rockwood** – Provides workers compensation coverage to mining and select industries

12 **Transportation** – Provides both admitted and non-admitted garage products designed to cover a wide range of auto dealer and auto service operations

U.S. Operations GWP Mix



17%
23%
7%
7%
4%
14%
8%
4%
3%
4%
4%
5%
1
2
3
4
5
6
7
8
9
10
11
12

ARGO GROUP

58

International Segment Overview

Syndicate 1200 (~76% of GWP)

1. **Property** – provides direct and facultative, binding authority, forced placed and flood products across a wide range of property coverages
2. **Liability** – provides Professional Indemnity, General Liability, International Casualty Treaty, Medical Malpractice and Warranty & Indemnity coverage
3. **Marine & Energy** – provides Marine Cargo, Marine Liability, Offshore Construction and Upstream / Offshore Energy coverage
4. **Specialty** – provides Accident & Health, Terrorism, Political Violence and Credit & Political Risk coverage
5. **MENA** – provides Professional Liability products including Annual & Project PI, D&O and Banker Blanket Bond coverage

Bermuda Insurance (~16% of GWP)

6. **Casualty** – provides General and Products Liability excess casualty coverage of worldwide casualty risks
7. **Professional** – provides Excess Public Company D&O, Excess Employment Practices Liability, Excess Errors & Omissions, Blended Excess and Primary Wage & Hour coverage

Argo Seguros (~8% of GWP)

8. **Cargo Marine** – provides Inland & Ocean Marine and Truckers coverage
9. **Financial Lines** – provides Liability, Professional and Surety coverage
10. **Property & Engineering** – provides Property & Engineering coverage focused on writing small and medium risks

International Segment GWP Mix



27%
23%
14%
9%
3%
10%
6%
4%
3%
1%
1
2
3
4
5
6
7
8
9
10
Syndicate 1200
Bermuda Insurance
Argo Seguros

ARGO GROUP

59